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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                   FORM 8-K/A

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                               September 11, 2002
                Date of Report (Date of earliest event reported)


                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                       1-4141                 13-1890974
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.   Financial Statements and Exhibits.


         (c)  Exhibits.  The following exhibit is filed herewith:

                  Exhibit No.        Description
                  -----------        -------------------------------------------

                  16.2 Letter, dated September 23, 2002, from Deloitte & Touche LLP to the
                                     Securities and Exchange Commission.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 24, 2002


                               THE GREAT ATLANTIC & PACIFIC
                               TEA COMPANY, INC.


                               By: /s/ William P. Costantini
                                   -------------------------
                                   William P. Costantini,
                                   Senior Vice President,
                                   General Counsel
                                   & Secretary